                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-43223 and 333-45568) of Zapata Corporation of our reports dated March 8, 2002 relating to the consolidated financial statements and consolidated financial statement schedule, which appear in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Rochester, New York
March 28, 2002

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